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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  JULY 25, 2001
                ------------------------------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                     THE PNC FINANCIAL SERVICES GROUP, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                          COMMISSION FILE NUMBER 1-9718


               PENNSYLVANIA                        25-1435979
      -------------------------------   -------------------------------
      (STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER
       INCORPORATION OR ORGANIZATION)         IDENTIFICATION NO.)

                                  ONE PNC PLAZA
                                249 FIFTH AVENUE
                       PITTSBURGH, PENNSYLVANIA 15222-2707
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                   (ZIP CODE)


                                 (412) 762-1553
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.    OTHER EVENTS

On July 25, 2001, PNC Funding Corp ("Funding") and The PNC Financial Services Group, Inc. (the "Corporation") entered into an Underwriting Agreement (the "July 25 Underwriting Agreement") with J.P. Morgan Securities Inc. and Salomon Smith Barney Inc., as representatives of the several underwriters, relating to
(i) the public offering of $300,000,000 aggregate principal amount of Floating Rate Senior Notes due 2003 of Funding (the "July 25 2003 Notes") at a purchase price of 99.800% of their principal amount, plus accrued interest, if any, from August 1, 2001 and (ii) $700,000,000 aggregate principal amount of 5.75% Senior Notes due 2006 of Funding (the "2006 Notes") at a purchase price of 99.487% of their principal amount, plus accrued interest, if any, from August 1, 2001. The July 25 2003 Notes and the 2006 Notes are guaranteed, as to payment of principal and interest, by the Corporation. The closing is expected to occur on August 1, 2001.

On July 26, 2001, Funding and the Corporation entered into an Underwriting Agreement (the "July 26 Underwriting Agreement") with J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. relating to the public offering of $150,000,000 aggregate principal amount of Floating Rate Senior Notes due 2003 of Funding (the "July 26 2003 Notes" and together with the July 25 2003 Notes, the "2003 Notes") at a purchase price of 100.040% of their principal amount. The July 26 2003 Notes are additional debt securities of Funding issued as part of the same series and with the same CUSIP number as the July 25 2003 Notes. The July 26 2003 Notes are guaranteed, as to payment of principal and interest, by the Corporation. The closing is expect to occur on August 1, 2001.

The July 25 Underwriting Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1. The July 26 Underwriting Agreement is attached to this Current Report on Form 8-K as Exhibit 1.2.

The 2003 Notes and 2006 Notes are being issued pursuant to a Registration Statement on Form S-3 (No. 333-88479), initially filed with the Securities and Exchange Commission (the "SEC") on October 5, 1999, amended by Pre-Effective Amendment No. 1 filed with the SEC on October 20, 1999, and declared effective on October 22, 1999. A Preliminary Prospectus Supplement dated July 25, 2001 relating to the July 25 2003 Notes and the 2006 Notes was filed with the SEC pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended ("Rule 424(b)(2)"), on July 25, 2001. A Prospectus Supplement dated July 25, 2001 relating to the July 25 2003 Notes and the 2006 Notes was filed with the SEC pursuant to Rule 424(b)(2) on July 27, 2001. A Prospectus Supplement dated July 26, 2001 (to the Prospectus Supplement dated July 25, 2001) relating to the July 26 2003 Notes was filed with the SEC pursuant to Rule 424(b)(2) on July 30, 2001.

The form of the 2003 Notes and the 2006 Notes and the related Guarantees are attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2 and 4.3, respectively.

Application has been made to list the 2003 Notes and the 2006 Notes on the Luxembourg Stock Exchange. The Chase Manhattan Bank, formerly known as Chemical Bank, successor by merger to Manufacturers Hanover Trust Company, is the Trustee. Deutsche Bank Luxembourg is the Luxembourg Paying and Listing Agent. Deutsche Bank AG London is the Calculation Agent for the 2003 Notes.


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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c) Exhibits

The exhibits listed on the Exhibit Index on page 4 of this Form 8-K are filed herewith.











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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                       THE PNC FINANCIAL SERVICES GROUP, INC.
                       (Registrant)

Date: July 31, 2001    By: /s/ ROBERT L. HAUNSCHILD
                           -----------------------------------------------------
                               Robert L. Haunschild
                               Senior Vice President and Chief Financial Officer



                                  EXHIBIT INDEX

1.1 Underwriting Agreement dated as of July 25, 2001, among PNC Funding Corp, The PNC Financial Services Group, Inc., and the underwriters named therein, filed herewith. (See Item 5).


1.2 Underwriting Agreement dated as of July 26, 2001, among PNC Funding Corp, The PNC Financial Services Group, Inc., and the underwriters named therein, filed herewith. (See Item 5).

4.1      Form of the 2003 Notes, filed herewith. (See Item 5).

4.2      Form of the 2006 Notes, filed herewith. (See Item 5).

4.3 Form of the Guarantees related to the 2003 Notes and the 2006 Notes, filed herewith. (See Item 5).







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